FIRST EAGLE REAL ESTATE DEBT FUND

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 334-2143

SUPPLEMENT DATED JUNE 30, 2026

TO PROSPECTUS DATED APRIL 30, 2026 AND

TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2026

This supplement updates and supplements the Prospectus and Statement of Additional Information of First Eagle Real Estate Debt Fund (the “Fund”). Please retain this supplement for future reference.

REIT Share Ownership Limitations

The Fund is taking the steps described in this supplement for reasons relating to its qualification for taxation as a real estate investment trust (“REIT”). As described in the Fund’s Prospectus, among other REIT qualification requirements, no more than 50% of the value of the Fund’s outstanding shares may be owned, directly or indirectly, by five or fewer “individuals” (as defined in the federal tax code) during the last half of any taxable year (other than the first year for which an election to be considered a REIT has been made). This is often referred to as the “5/50 Rule”. Because the Fund intends to elect REIT status beginning with the taxable year ending December 31, 2025, the 5/50 Rule will apply beginning on July 1, 2026.

Also as described in the Fund’s Prospectus, shareholders that contributed seed capital at the time of the Fund’s launch received waivers from the Board of Trustees permitting ownership in excess of the Fund’s share ownership limits that would otherwise prohibit beneficial or constructive ownership above 9.8% (in value or number of shares, whichever is more restrictive) of the Fund’s outstanding shares. Effective June 30, 2026, the Board of Trustees approved a further exemption for the seed investors from the general ownership limits and imposed a new “excepted holder” limit (i.e., provided for a waiver) permitting each seed investor to continue to hold their Common Shares in excess of the general ownership limits. Effective at the same date, the Board of Trustees reduced the general ownership limits, prohibiting other shareholders from beneficially or constructively owning (i) more than 1.67% (in value or number of shares, whichever is more restrictive) of the Fund’s outstanding Common Shares and (ii) more than 1.67% in value of the Fund’s outstanding shares (including Common Shares and preferred shares).

These revised ownership limits are intended to assist the Fund, in light of the seed investor waivers, in complying with the 5/50 Rule prior to its expected application beginning July 1, 2026. The reduced general ownership limit (the 1.67% limit) will not, however, apply to any shareholder whose percentage ownership of Shares exceeds such limit unless and until such shareholder’s ownership percentage falls to or below the reduced limit; provided, however, that any further direct or indirect acquisition of Shares by such shareholder in excess of the number of Shares owned on the effective date of the reduced limit will violate the reduced general ownership limit.

This description of the Fund’s REIT share ownership limitations modifies, and to the extent inconsistent replaces, the corresponding description of such share ownership limitations under the heading “Large Shareholder Risk”, “Risks Related to the Fund’s REIT Qualification and Certain Other U.S. Federal Income Tax Items” and “Description of Capital Structure and Shares—Restrictions on Ownership and Transfer” in the Prospectus and “Description of Capital Structure and Shares—Restrictions on Ownership and Transfer” and “U.S. Federal Income Tax Considerations as a REIT – Requirements for Qualification as a REIT” in the Statement of Additional Information.

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The information in this Supplement modifies the First Eagle Real Estate Debt Fund’s Prospectus dated April 30, 2026 and Statement of Additional Information dated April 30, 2026. In particular, and without limitation, the information contained in this Supplement modifies, and if inconsistent replaces, relevant disclosure in the Prospectus and Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE